UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive, Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of stockholders (the “Annual Meeting”) of Axcelis Technologies, Inc. (the “Company”) was held at the offices of the Company at 108 Cherry Hill Drive in Beverly, Massachusetts, on May 5, 2026. Out of 30,729,970 shares of common stock (as of the record date of March 12, 2026) eligible to vote at the Annual Meeting, 27,730,608 shares, or 90.24%, were present in person or by proxy.

1.	At the Annual Meeting, each of the eight nominees for election as directors received the number of votes set forth opposite such nominee’s name, constituting a plurality of the votes cast, and therefore such nominee has been duly elected as a director of the Company:

Proposal 1	Number of Votes
Proposal to elect the following nominees as a director	For	Withheld	Broker Non-Votes	Percentage of Total Voted For
1. Tzu-Yin Chiu	24,713,401	580,447	2,436,760	97.71%
2. Gregory Graves	23,996,653	1,297,195	2,436,760	94.87%
3. John Kurtzweil	22,672,494	2,621,354	2,436,760	89.64%
4. Russell Low	24,880,084	413,764	2,436,760	98.36%
5. Jeanne Quirk	22,297,935	2,995,913	2,436,760	88.16%
6. Necip Sayiner	24,973,530	320,318	2,436,760	98.73%
7. Thomas St. Dennis	22,666,006	2,627,842	2,436,760	89.61%
8. Jorge Titinger	24,862,803	431,045	2,436,760	98.30%

2.	The following sets forth the tally of the votes cast on the proposal to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026. A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders:

Proposal 2	Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2026.	25,444,085	2,266,088	20,435	0	91.82%

3.	The following sets forth the tally of the votes cast on the proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2025, as described under “Executive Compensation” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 31, 2026 (the “Proxy Statement”). A majority of the votes cast were voted in favor of the proposal, and therefore such advisory vote has passed.

Proposal 3	Number of Votes
				Broker	Percentage of
				Non-	Total Voted
	For	Against	Abstaining	Votes	For
Proposal that the stockholders of the Company advise the Board of Directors that they approve the compensation paid to the Company’s named executive officers for the year ended December 31, 2025, as described under “Executive Compensation” in the Proxy Statement.	22,860,849	2,381,859	51,140	2,436,760	90.56%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2026	Axcelis Technologies, Inc.

	By:	/s/ Eileen J. Evans
Eileen J. Evans
Executive Vice President, HR/Legal, and General Counsel